FLEXSHARES® TRUST

FlexShares® Ultra-Short Income Fund (RAVI)
FlexShares® Core Select Bond Fund (BNDC)

SUPPLEMENT DATED AUGUST 7, 2026 TO THE SUMMARY PROSPECTUSES, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2026, AS AMENDED AND/OR SUPPLEMENTED
Fund Name Changes
The Board of Trustees of FlexShares Trust (the “Trust”) has approved the renaming of the above-named series of the Trust (“Funds”) as described in the chart below. The Funds’ name changes will be effective August 17, 2026. The Funds’ investment objectives, principal investment strategies, and policies will remain unchanged.

Current Fund Name	New Fund Name
FlexShares® Ultra-Short Income Fund	Northern Trust Ultra-Short Fixed Income ETF
FlexShares® Core Select Bond Fund	Northern Trust Core Bond ETF

Please retain this supplement for future reference.